Institutional   Funds   Supplement  dated  March  23,  2000,  to  the  following
Prospectus:

J.P. Morgan Institutional U.S. Equity Funds, dated March 1, 2000

The second paragraph under the heading "Portfolio Management" on page 1 with respect to J.P. Morgan Institutional Disciplined Equity Fund is hereby replaced with the following:

         The portfolio management team is led by Bernard A. Kroll, managing director, Timothy J. Devlin, vice president, and Nanette Buziak, vice president. Mr. Kroll has been at J.P. Morgan since August of 1996 and prior to managing this fund was an equity derivatives specialist at Goldman Sachs & Co. Mr. Devlin has been at J.P. Morgan since July of 1996, and prior to that time was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at J.P. Morgan since March of 1997 and prior to that time was an index arbitrage trader and convertible bond portfolio manager at First Marathon America Inc.


The second paragraph under the heading "Portfolio Management" on page 3 with respect to J.P. Morgan Institutional U.S. Equity Fund is hereby replaced with the following:

         The portfolio management team is comprised of 23 research analysts, who select stocks in their respective sectors using the investment process described on page 12. Bradford L. Frishberg, vice president, oversees the portfolio and manages its cash flows. Mr. Frishberg has been at J.P. Morgan since 1996 and is a portfolio manager in the equity and balanced groups. Prior to joining J.P. Morgan he managed portfolios for Aetna Investment Management in Hong Kong.



The first sentence of the last paragraph on the last page is hereby replaced with the following:

         Text-only versions of these documents and this prospectus are available, upon payment of a duplicating fee, from the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (1-202-942-8090) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.